MERGERS AND ACQUISITIONS	12 Months Ended
Dec. 31, 2012
MERGERS AND ACQUISITIONS [Abstract]
MERGERS AND ACQUISITIONS
NOTE 20—MERGERS AND ACQUISITIONS

On December 28, 2012, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Roebling Financial Corp, Inc. ("Roebling"), the parent company of Roebling Bank, under which the Company will acquire Roebling for approximately $14.5 million in stock and cash.

Under the terms of the Merger Agreement, Roebling will merge with and into the Company (the "Merger") after which Roebling Bank will merge with and into 3rd Fed.  Each outstanding share of Roebling common stock will be converted into the right to receive $8.60 per share or 0.3640 shares of the Company's common stock, at the election of Roebling shareholders, subject to proration.  The aggregate cash consideration to be paid pursuant to the Merger Agreement must not exceed 50% of the total merger consideration (including any cash paid in connection with shares held by the employee stock ownership plan and not allocated to participant accounts). Cash will be paid in lieu of fractional shares at a value based on the average closing sale price of the Company's common stock for the twenty trading days immediately prior to the closing date.

In the event of a greater than 15% decline in market value of the Company's common stock immediately prior to the announcement of the Merger, which percentage decline exceeds any decline in the NASDAQ Bank Index from its starting point by more than 15%, Roebling may be able to terminate the Merger Agreement unless the Company increases the number of shares into which Roebling common stock may be converted.

The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes.  As a result, the shares of Roebling exchanged for the Company's shares will be transferred on a tax-free basis.   The Merger is expected to close during the second or third quarter of 2013.  If the Merger is not consummated under certain circumstances, Roebling has agreed to pay the Company a termination fee of $650,000.